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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 1, 2000
                                                         ----------------



                              Caldera Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                                                         87-0617393
        ------------------------            ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)



   240 West Center Street, Orem, Utah                      84057
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)



                                 (801) 765-4999
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Reorganization or Disposition of Assets

         On August 1, 2000, Caldera Systems, Inc. ("Caldera"), Caldera Holding, Inc. ("New Caldera"), and The Santa Cruz Operation, Inc. ("SCO") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). As a result of the transactions proposed by the Reorganization Agreement (the "Reorganization"), (i) a newly formed, wholly owned subsidiary of New Caldera will be merged with and into Caldera, with Caldera being the surviving corporation, and all outstanding Caldera securities will be converted, on a share for share basis, into New Caldera securities having identical rights, preferences and privileges, with New Caldera assuming any and all outstanding options and other rights to purchase shares of capital stock of Caldera (with all such New Caldera securities issued to former Caldera security holders initially representing 72% in New Caldera); (ii) SCO and certain of its subsidiaries will contribute to New Caldera, all of the capital stock held of certain contributed companies and certain assets in consideration for the issuance by New Caldera to SCO of shares of common stock of New Caldera, $0.001 par value ("New Caldera Common Stock") (the "Acquisition"); (iii) New Caldera will assume all options to acquire common stock of Issuer held by employees (other than David McCrabb, Jack Moyer and Jim Wilt) hired or retained by Caldera and such options will be converted into options to purchase New Caldera Common Stock as set forth herein (the "New Caldera Options"); and (iv) SCO will receive shares of New Caldera Common Stock (including shares reserved for New Caldera Options) representing in the aggregate a fully diluted equity interest in New Caldera equal to 28% of New Caldera and $7,000,000 in cash. In conjunction with the Reorganization Agreement, The Canopy Group, Inc., a major stockholder of Caldera has agreed to loan $18 million to SCO and Caldera has agreed to loan $7 million to SCO. Each of these loans will be secured by the assets of SCO.

         In addition, certain shareholders of SCO and certain stockholders of Caldera have entered into Voting Agreements to vote in favor of the Reorganization and against certain other matters (the "Voting Agreements").

         The Reorganization is intended to constitute a reorganization under
         Section 351 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Reorganization is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Caldera, shareholders of SCO and certain regulatory bodies.

         The foregoing description of the Reorganization Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Reorganization Agreement and the Voting Agreements, forms of which are filed herewith as Exhibits 99.1-99.3.

         It is expected that Caldera will file a Registration Statement on Form S-4 and Caldera and SCO will file a Joint Proxy Statement/Prospectus with the SEC in connection with the Reorganization, and that Caldera and SCO will mail a Joint


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         Proxy Statement/Prospectus to stockholders of Caldera and shareholders of SCO containing information about the Reorganization. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Caldera, SCO, the Reorganization, the persons soliciting proxies relating to the Reorganization, their interests in the Reorganization, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus and these other documents may also be obtained from Caldera by directing a request through the Investors Relations portion of Caldera's Web site at http://www.caldera.com or by mail to Caldera Systems, Inc., 240 West Center Street, Orem, Utah 84057, attention: Investor Relations, telephone (801) 765-4999.

         In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, Caldera and SCO file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Caldera or SCO at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

         Caldera, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Caldera stockholders in favor of the Reorganization and the issuance of common stock in connection with the Reorganization. Information concerning the participants in the solicitation is set forth in a Current report on Form 8-K filed by Caldera on August 2, 2000.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

         (c)    Exhibits

                99.1 Form of Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holdings, Inc., and The Santa Cruz Operations, Inc., dated August 1, 2000.

                99.2 Form of Voting Agreement by and among Caldera Systems, Inc. and certain stockholders of The Santa Cruz Operations, Inc., dated August 1, 2000.

                99.3 Form of Voting Agreement by and among The Santa Cruz Operations, Inc. and certain stockholders of Caldera Systems, Inc., dated August 1, 2000
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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Caldera Systems, Inc.
                                     -------------------------------------------
                                     (Registrant)

                                     By: /s/ Alan J. Hansen
                                        ----------------------------------------
                                     Name:  Alan J. Hansen
                                     Title: Chief Financial Officer



Dated:  August 16, 2000


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                                 EXHIBIT INDEX

             Exhibit No.                         Description
             -----------                         -----------
                99.1             Form of Agreement and Plan of Reorganization by
                                 and among Caldera Systems, Inc., Caldera
                                 Holdings, Inc., and The Santa Cruz Operations,
                                 Inc., dated August 1, 2000.

                99.2             Form of Voting Agreement by and among Caldera
                                 Systems, Inc. and certain stockholders of The
                                 Santa Cruz Operations, Inc., dated August 1,
                                 2000.

                99.3             Form of Voting Agreement by and among The Santa
                                 Cruz Operations, Inc. and certain stockholders of Caldera Systems, Inc., dated August 1, 2000